FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of December 13, 2012, as an amendment to that certain Credit Agreement dated as of October 26, 2011 among AGREE LIMITED PARTNERSHIP, a Delaware limited partnership, with an address of 31850 Northwestern Highway, Farmington Hills, Michigan 48334 ("Borrower"), each of the Loan Parties from time to time party thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (as amended, the “Credit Agreement”).

RECITALS

Borrower and Guarantors have requested that the Lenders agree to extend the Maturity Date and reduce the Applicable Rate. Borrower and the Lenders have determined that it is in their respective best interests to so amend the Credit Agreement subject to, the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions. Administrative Agent, Lenders and Borrower hereby confirm, acknowledge and agree that all references to the “Credit Agreement” shall mean the Credit Agreement, as amended and modified by this Amendment.

2.           Incorporation. The preambles to this Amendment, together with the Credit Agreement and the other Loan Documents, are fully incorporated herein by this reference with the same force and effect as though restated herein.

3.           Defined Terms.

(a)          To the extent not otherwise defined herein to the contrary, all terms and phrases used in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement.

(b)          The following definitions in the Credit Agreement are hereby deleted and replaced with the following:

“Applicable Rate” means the following percentages per annum, based upon the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.02(a):

Pricing Level	Leverage Ratio	Applicable Margin for Eurodollar Loans/Letter of Credit Fees	Applicable Margin for Base Rate Loans
1	< 40%	1.50%	0.50%
2	≥ 40% but < 50%	1.75%	0.75%
3	≥ 50%	2.15%	1.15%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the fifth Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. The Applicable Rate in effect as of December 13, 2012 shall be determined based upon Pricing Level 1.

“Maturity Date” means the later of (a) October 26, 2015 and (b) if maturity is extended pursuant to Section 2.15, such extended maturity date as determined pursuant to such Section; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

4.           Defined Terms. The parties hereby agree that all of the Loan Documents are amended and modified as follows:

(a)          The term "Credit Agreement", as used in the Credit Agreement and the other Loan Documents, shall mean the Credit Agreement, as amended by this Amendment.

(b)          The term "Loan Documents", as used in the Credit Agreement and the other Loan Documents, shall mean the Loan Documents, as amended by this Amendment.

5.           Conditions. As a condition precedent to the effectiveness of this Amendment and to Administrative Agent's obligations hereunder, each of the following conditions precedent shall have been satisfied (as determined by Administrative Agent in its sole and absolute discretion) as of the date of this Amendment:

(a)          All parties shall have executed and delivered this Amendment.

(b)          Administrative Agent shall have received consents or resolutions, with a certificate of incumbency, from each of Borrower and Guarantors authorizing the execution and delivery of this Amendment, and any other documents or instruments required or requested by Administrative Agent.

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(c)          Administrative Agent shall have received such other documents or instruments as are required under this Amendment or as may otherwise be requested by Administrative Agent.

(d)          Administrative Agent shall have been reimbursed by Borrower in the full amount of Administrative Agent's and each Lender's costs and expenses incurred in connection with this Amendment and the transactions, documents and instruments contemplated hereby, including, without limitation, reasonable attorneys' fees and expenses.

(e)          The representations and warranties set forth in this Amendment and all of the Loan Documents shall continue to remain true and correct in all respects.

(f)          As of the date hereof, there shall not have been an Event of Default on the part of Borrower or Guarantors under any of the Loan Documents.

The parties agree that this Amendment will not be binding upon or enforceable against Administrative Agent or Lenders until such time as each of the conditions precedent set forth above have been satisfied in Administrative Agent's sole and absolute determination, and then only after Borrower and Guarantors have has fully complied with all of the other terms and conditions set forth in this Amendment.

6.           Representations and Warranties. Borrower and Guarantors each hereby represents, warrants and covenants with Administrative Agent and Lenders that:

(a)          The Loan Documents are in full force and effect and have not been modified, amended or changed, except as expressly provided in this Amendment.

(b)          As of the date hereof, there are no charges, liens, claims, defenses or setoffs in favor of Borrower or Guarantors under any of the Loan Documents, including, without limitation, any charges, liens, claims, defenses or setoffs under or against the validity or enforceability of any of the Loan Documents in accordance with their respective terms.

(c)          All of the representations, warranties and covenants of Borrower and Guarantors set forth in the Loan Documents, as any of such Loan Documents may have been modified by this Amendment, are complete and correct as of the date hereof.

(d)          As of the date hereof, there has been no Event of Default and there are no state of facts that, with the giving of notice or the passage of time, or both, could become an Event of Default on the part of Borrower or Guarantors under any of the Loan Documents.

7.           No Novation. This Amendment does not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Note. Nothing contained in this Amendment is intended to effectuate, nor shall this Amendment be construed to effectuate, a novation or an accord and satisfaction of any of the indebtedness outstanding under the Note of the other Loan Documents.

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8.            Affirmation of Guaranties. Guarantors do hereby consent to the execution and delivery by Borrower of this Amendment. Borrower and Guarantors hereby agree that all of the guarantees, terms, covenants, conditions, representations and warranties as set forth in the Guaranties are in full force and effect, and Guarantors hereby affirm and confirm their obligations, guarantees and liabilities under the Guaranties. Further, Guarantors represent and warrant that they have no claims or defenses to the enforcement of the rights and remedies under the Guaranties, except as may be expressly provided in the Guaranties.

9.            Further Assurances. Borrower and Guarantors hereby agree to execute and deliver promptly to Administrative Agent, at Administrative Agent's request, such other documents as Administrative Agent deems necessary or appropriate to evidence the modification of the Credit Agreement contemplated herein.

10.          Expenses. All expenses incurred by Administrative Agent, Lenders, Borrower and Guarantors incident to the transactions contemplated herein, including, without limitation, reasonable legal and other expenses, shall be borne and paid by Borrower.

11.          Full Force and Effect. Except as expressly modified and amended hereby, the Credit Agreement and the other Loan Documents shall continue in full force and effect and, as thus modified and amended, are hereby ratified, confirmed and approved. In the event of any conflict between the terms in this Amendment and in the Credit Agreement or the other Loan Documents, the terms of this Amendment shall control.

12.          Binding Effect. This Amendment applies to, inures to the benefit of and is binding upon the parties hereto, and upon their respective successors and assigns.

13.          Counterparts, Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single document. This Amendment shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

14.          Governing Law; Jurisdiction; Etc.

(a)           GOVERNING LAW. THIS AMENDENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK OTHER THAN THE CHOICE OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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(b)           SUBMISSION TO JURISDICTION. BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)           WAIVER OF VENUE. BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)           SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 IN THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

15.          WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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16.          Waiver of Claims. Borrower and Guarantors each acknowledges, confirms and agrees that it has no offsets, defenses, claims or counterclaims against Administrative Agent or any Lender with respect to any of its liabilities and obligations to Administrative Agent and Lenders under the Credit Agreement, the Revolving Credit Loan or this Amendment, and to the extent that any such party has any such claims under the Credit Agreement, the Revolving Credit Loan or this Amendment, Borrower and Guarantors each affirmatively WAIVES and RENOUNCES such claims as of the date hereof.

17.          Final Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

AGREE LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Agree Realty Corporation, a Maryland corporation, its Sole General Partner

	By:	/s/ Joel N. Agree
Joel N. Agree, President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

[Borrower Signature Page to Agree First Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

GUARANTOR:

PARENT GUARANTOR:

AGREE REALTY CORPORATION, a Maryland corporation

By:	/s/ Joel N. Agree
Joel N. Agree, President

SUBSIDIARY GUARANTOR:

AGREE LOWELL, LLC, a Delaware limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership, its Sole Member

	By:	Agree Realty Corporation, a Maryland corporation, its Sole General Partner

		By:	/s/ Joel N. Agree
Joel N. Agree, President

AGREE PLAINFIELD, LLC, a Michigan limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership, its Sole Member

	By:	Agree Realty Corporation, a Maryland corporation, its Sole General Partner

		By:	/s/ Joel N. Agree
Joel N. Agree, President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

[Guarantor Signature Page to Agree First Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

MT. PLEASANT SHOPPING CENTER LLC, a Michigan limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership, its Sole Member

	By:	Agree Realty Corporation, a Maryland corporation, its Sole General Partner

		By:	/s/ Joel N. Agree
Joel N. Agree, President

AGREE CONCORD, LLC, a North Carolina limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership, its Sole Member

	By:	Agree Realty Corporation, a Maryland corporation, its Sole General Partner

		By:	/s/ Joel N. Agree
Joel N. Agree, President

AGREE LAKE IN THE HILLS, LLC, an Illinois limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership, its Sole Member

	By:	Agree Realty Corporation, a Maryland corporation, its Sole General Partner

		By:	/s/ Joel N. Agree
Joel N. Agree, President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

[Guarantor Signature Page to Agree First Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SUBSIDIARY GUARANTOR:

AGREE ATCHISON, LLC, a Kansas limited liability company

By:	Agree Limited Partnership, a Delaware limited partnership, its Sole Member

	By:	Agree Realty Corporation, a Maryland corporation, its Sole General Partner

		By:	/s/ Joel N. Agree
Joel N. Agree, President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Guarantor Signature Page to Agree First Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

bank of america, n.a., Administrative Agent

By:	/s/ Shannon R. Westberg
Name:	Shannon R. Westberg
Title:	SVP

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[Administrative Agent Signature Page to Agree First Amendment to Credit Agreement]

bank of america, n.a., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Shannon R. Westberg

Name:	Shannon R. Westberg

Title:	SVP

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ David C. Drouillard

Name:	David C. Drouillard

Title:	Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By:	/s/ Aaron Lanski

Name:	Aaron Lanski

Title:	Managing Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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US BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Anthony J. Mathena

Name:	Anthony J. Mathena

Title:	Vice President

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